EXHIBIT 99(a)


ABN AMRO Incorporated
208 South LaSalle Street
Chicago, IL 60604-1003
(312) 855-7600


January 7, 1999



Mr. Brian Walker
Manager, Capital Markets
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI 48202


Dear Mr. Walker:

We confirm that ABN AMRO Incorporated, a dealer in the General Motors Acceptance Corporation SmartNotes Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities and Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of SmartNotes under the Program.


Yours very truly,


s/Jeffrey P. Novak
-------------------
Jeffrey P. Novak
Managing Director

A.G. Edwards & Sons, Inc.
One North Jefferson
St. Louis, Missouri 63103
(314) 955-3000


January 6, 1999



General Motors Acceptance Corporation
Attn: Brian Walker, Manager Capital Markets
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI 48202


Dear Mr. Walker:

We confirm that A.G. Edwards & Sons, Inc., a dealer in the General Motors Acceptance Corporation SmartNotes Program (the "Program"), has acted in compliance with Rule 15C2-8 (the "Rule") under the Securities and Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of SmartNotes under the Program.


Sincerely,


s/Karen C. Middleton
--------------------
Karen C. Middleton
Associate Vice President

Edward Jones
12555 Manchester Road
St. Louis, MO 63131-3729
314-515-2000
www.edwardjones.com


January 12, 1999



Mr. Brian Walker
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI 48202


Dear Mr. Walker:

We confirm that Edward Jones, a dealer in the General Motors Acceptance Corporation SmartNotes Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities and Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of SmartNotes under the Program.


Sincerely yours,


s/Kevin Flatt
-------------
Kevin Flatt
Principal

Fidelity Capital Markets
A division of National Financial Services Corporation. Member NYSE, SIPC. World Trade Center
164 Northern Avenue, ZT3
Boston, MA  02210
Phone: 617 563-0300
Fax: 617 476-9631


January 6, 1999



Mr. Brian Walker
Manager, Capital Markets
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI 48202


Dear Mr. Walker:

We confirm that Fidelity Capital Markets, a division of National Financial Services Corporation, a dealer in the General Motors Acceptance Corporation SmartNotes Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities and Exchange Act of 1934, as amended, solely to the extent that the Rule is applicable in the offering of SmartNotes under the Program.


Yours very truly,


s/Craig C. Messinger
--------------------
Craig C. Messinger
Executive Vice President

Prudential Securities Incorporated
One New York Plaza
New York, NY 10292
Tel 212 778-3020


January 6, 1999



Mr. Brian Walker
Manager Capital Markets
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI 48202


Dear Mr. Walker:

We confirm that Prudential Securities Incorporated, a dealer in the General Motors Acceptance Corporation SmartNotes Program (the "program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities and Exchange Acts of 1934, as amended, solely to the extent the Rule is applicable in the offering of SmartNotes under the Program.


Yours very truly,

s/Frank P. Sinatra
------------------
Frank P. Sinatra
Managing Director
Debt Transactions Group

Salomon Smith Barney
A Member of Travelers Group



January 7, 1999



General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI 48202


We confirm that Salomon  Smith  Barney Inc.,  as a dealer in the General  Motors
Acceptance Corporation SmartNotes Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities and Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of SmartNotes under the Program.


Sincerely,


s\Martha D. Bailey
-------------------
Martha D. Bailey
First Vice President


SALOMON SMITH BARNEY INC. Seven World Trade Center, New York, NY  10048